UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2023

VANDA PHARMACEUTICALS INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34186	03-0491827
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue NW

Suite 300E

Washington, DC 20037

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 734-3400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VNDA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Vanda Pharmaceuticals Inc. (“Vanda”), filed on December 7, 2023 (the “Original Report”), in which Vanda reported the acquisition from Actelion Pharmaceuticals Ltd., a Johnson & Johnson Company (“Janssen”), of the U.S. and Canadian rights for PONVORY® (ponesimod) (the “Acquired Business”), pursuant to the terms of that certain Asset Purchase Agreement, dated as of December 7, 2023 by and between Vanda and Janssen.

This Amendment No. 1 is being filed by Vanda to amend the Original Report solely to provide the financial statement and financial information required by Item 9.01 of Form 8-K that were not filed with the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited special purpose abbreviated financial statements for the Acquired Business as of and for the years ended January 1, 2023 and January 2, 2022 and the unaudited special purpose abbreviated financial statements for the Acquired Business as of and for the nine months ended October 1, 2023 and October 2, 2022 are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated in this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements for the year ended December 31, 2023 giving effect to the acquisition of the Acquired Business are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated in this Item 9.01(b) by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Audited Special Purpose Abbreviated Financial Statements for the Acquired Business as of and for the years ended January 1, 2023 and January 2, 2022.

99.2	Unaudited Special Purpose Abbreviated Financial Statements for the Acquired Business as of and for the nine months ended October 1, 2023 and October 2, 2022.

99.3	Unaudited pro forma condensed combined financial information for the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2024	VANDA PHARMACEUTICALS INC.

	By:	/s/ Timothy Williams
	Name:	Timothy Williams
	Title:	Senior Vice President, General Counsel and Secretary